Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Net operating loss carryforwards	$ 85,912	$ 81,127
Research credit carryforwards	13,481	12,750
Other, net	3,962	4,190
Deferred revenue	2,116	5,749
Total deferred tax assets	105,471	103,816
Valuation allowance	(105,471)	(103,816)
Net deferred tax assets	$ 0	$ 0